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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                               43-1695093
       (State or Other Jurisdiction                   (IRS Employer
             of Incorporation)                       Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

         The registrant announced today the formation of a special committee of independent members to review a proposal received from Barcelo Crestline Corporation to acquire all of the outstanding shares of Class A Common Stock of John Q. Hammons Hotels, Inc. for $13.00 per Class A share. Attached as Exhibit
99.1 is a copy of a press release issued today announcing the appointment of a special board committee. This information and the press release are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibit No.                      Exhibit

     99.1      Press Release, dated October 26, 2004, issued by the registrant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JOHN Q. HAMMONS HOTELS, INC.




                                                By:     /s/ Louis Weckstein
                                                     ------------------------
                                                     Name:    Louis Weckstein
                                                     Title:   President


Date: October 26, 2004


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                                  EXHIBIT INDEX

   Exhibit No.                     Exhibit
   -----------                     -------

      99.1           Press Release, dated October 26, 2004, issued by John Q.
                     Hammons Hotels, Inc.



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